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                                                           EXHIBIT 24

                          EDISON INTERNATIONAL

                           POWER OF ATTORNEY

            The undersigned, Edison International, a California
corporation, and certain of its officers and/or directors, do each hereby constitute and appoint W. JAMES SCILACCI, BARBARA E. MATHEWS,
POLLY L. GAULT, MARK C. CLARKE, GEORGE T. TABATA, PAIGE W.R. WHITE,
MICHAEL A. HENRY, KEITH J. LARSON, DARLA F. FORTE, and BONITA J. SMITH,
and/or any one of them, to act severally as attorney-in-fact, for the purpose of executing and filing with the Securities and Exchange
Commission under the Securities Act of 1933, as amended, a registration statement or registration statements and all amendments and/or supplements thereto for the purposes of registering and/or continuing the registration of up to 30,000,000 shares of Common Stock of Edison
International and related beneficial interests to be offered and sold through the Edison 401(k) Savings Plan, granting unto said
attorneys-in-fact, and each of them, full power and authority to do every act and thing whatsoever necessary for such purposes as fully as the undersigned or any of them could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

            Executed at Rosemead, California, as of this 22nd day of
October, 2009.

                                 EDISON INTERNATIONAL

                                 By:   /s/ THEODORE F. CRAVER, JR.
                                       --------------------------
                                       THEODORE F. CRAVER JR.
                                       Chairman of the Board, President
                                       and Chief Executive Officer

Page

Attest:

/s/ BARBARA E. MATHEWS
----------------------
BARBARA E. MATHEWS
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

Principal Executive Officer and Director:

/s/ THEODORE F. CRAVER, JR.
---------------------------     Chairman of the Board, President, Chief
THEODORE F. CRAVER JR.          Executive Officer and Director

Principal Financial Officer:

/s/ W. JAMES SCILACCI
---------------------           Executive Vice President, Chief
W. JAMES SCILACCI               Financial Officer and Treasurer

Controller and Principal Accounting Officer

/s/ MARK C. CLARKE
-------------------             Vice President and Controller
MARK C. CLARKE

Page

                          Edison International
                           Power Of Attorney
                Authorization of Additional Plan Shares
                            October 22, 2009

Additional Directors:

/s/ VANESSA C.L. CHANG                      /s/ RONALD L. OLSON
-----------------------Director            -----------------------------Director
VANESSA C.L. CHANG                          RONALD L. OLSON

/s/ FRANCE A. CORDOVA                       /s/ JAMES M. ROSSER
------------------------Director            -----------------------------Director
FRANCE A. CORDOVA                           JAMES M. ROSSER

/s/ CHARLES B. CURTIS                       /s/ RICHARD T. SCHOLSBERG, III
------------------------Director            -----------------------------Director
CHARLES B. CURTIS                           RICHARD T. SCHLOSBERG, III

/s/ BRADFORD M. FREEMAN                     /s/ THOMAS C. SUTTON
------------------------Director            -----------------------------Director
BRADFORD M. FREEMAN                         THOMAS C. SUTTON

/s/ LUIS G. NOGALES                         /s/ BRETT WHITE
------------------------Director            -----------------------------Director
LUIS G. NOGALES                             BRETT WHITE